S000075207 [Member] Investment Strategy - iShares U.S. Securitized Bond Index Fund	Oct. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies of the Fund
Strategy Narrative [Text Block]
Under normal circumstances, at least 90% of the value of the Fund’s assets, plus the amount of any borrowings for investment purposes, is invested in securities comprising the Bloomberg U.S. Securitized: MBS, ABS, and CMBS Index, which, for the Fund, are considered bonds. The Fund attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before fees and expenses and the total return of the Fund’s benchmark index, the Bloomberg U.S. Securitized: MBS, ABS, and CMBS Index. Notwithstanding the factors described below, perfect (100%) correlation would be achieved if the total return of the Fund’s net assets, before fees and expenses, increased or decreased exactly as the total return of the Fund’s benchmark index increased or decreased. The Fund’s ability to match its investment performance to the investment performance of its benchmark index may be affected by, among other things, the Fund’s expenses, the amount of cash and cash equivalents held by the Fund, the manner in which the total return of the Fund’s benchmark index is calculated, the size of the Fund’s investment portfolio, and the timing, frequency and size of shareholder purchases and redemptions.
The Bloomberg U.S. Securitized: MBS, ABS, and CMBS Index is a capitalization weighted index that measures all U.S. dollar-denominated, investment grade, securitized issues within the Bloomberg U.S. Aggregate Bond Index. Mortgage-backed securities must have a weighted average maturity of at least one year. Commercial mortgage-backed securities and asset-backed securities must have a remaining average life of at least one year. The index is rebalanced monthly. There were approximately 3,926 fixed-income securities included in the Bloomberg U.S. Securitized: MBS, ABS, and CMBS Index as of December 31, 2025. All securities in the Bloomberg U.S. Securitized: MBS, ABS, and CMBS Index are rated investment-grade.
The Fund will be invested and reinvested primarily in U.S. debt securities with maturities greater than ten years, with the objective of approximating as closely as practicable the total rate of return of the Bloomberg U.S. Securitized: MBS, ABS, and CMBS Index.
The Fund utilizes sampling techniques that are designed to allow the Fund to duplicate substantially the investment performance of the Bloomberg U.S. Securitized: MBS, ABS, and CMBS Index. However, the Fund is not expected to track the Bloomberg U.S. Securitized: MBS, ABS, and CMBS Index with the same degree of accuracy that complete replication of the Bloomberg U.S. Securitized: MBS, ABS, and CMBS Index would provide. No attempt is made to manage the Fund using economic, financial or market analysis. In addition, at times, the portfolio composition of the Fund may be altered (or “rebalanced”) to reflect changes in the characteristics of the index that the Fund tracks.
The Fund also may engage in futures, forwards and options transactions and other derivative securities transactions and lend its portfolio securities, each of which involves risk. The Fund may use futures contracts, forwards, options and other derivative transactions to manage its short-term liquidity and/or as substitutes for comparable market positions in the securities in its benchmark index. The Fund may also invest in high-quality money market instruments, including shares of money market funds advised by BFA or its affiliates.